                         EXHIBIT INDEX


(3) (a) The Restated Certificate of Incorporation of the Company, as amended, as Exhibit 19 to the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 1987, File No. 1-
        8591, is hereby incorporated herein by
        reference.

    (b) The Bylaws of the Company, as amended and
        restated, included as Exhibit (19)(a) to the
        Company's Quarterly Report on Form   10-Q for
        the quarter ending June 30, 1989, is hereby incorporated herein by reference.

(4) Instruments defining rights of security holders, including indentures, for the following classes of securities:

    (a) Class A Common Stock, par value $.10 per






        share, are contained in the Restated
        Certificate of Incorporation, as amended, and






        Bylaws, as amended, of the Company
        incorporated by reference in Exhibit (3) above and are incorporated herein by reference.

    (b) Class B Common Stock, par value $.10 per share, are contained in the Restated
        Certificate of Incorporation, as amended, and Bylaws, as amended, of the Company filed and incorporated by reference in Exhibit (3) above and are incorporated herein by reference.

    (c) Indenture, dated as of October 1, 1989, between Figgie International Inc. and
        Continental Bank, National Association, as
        Trustee, with respect to the 9.875% Senior
        Notes due October 1, 1999, included as Exhibit
        (4) (c) to the Company's Annual Report on Form
        10-K for the year ending December 31, 1989, is hereby incorporated herein by reference.
        State Street Trust succeeded Continental Bank as Trustee pursuant to an agreement dated as of February 7, 1994, a copy of which is attached hereto.

    (d) Second Supplemental Indenture, dated as of
        December 31, 1986, among Figgie International
        Inc. and Marine Midland Bank, N.A., as
        Trustee, with respect to the 10.375%
        Subordinated Debentures due April 1, 1998, included as Exhibit (4)(c) to the Company's
        Annual Report on Form 10-K for the year ending
        December 31, 1986, File No. 1-8591, and the
        First Supplemental Indenture, dated as of July
        18, 1983, among Figgie International Inc.,
        Figgie International Holdings Inc., and Marine
        Midland Bank, N.A., as Trustee with respect to the 10-3/8% Subordinated Debentures due 1998,












        along with the Original Indenture dated as of April 1, 1978, included as Exhibit (3)(4)(f) to the Company's Form 8-B filed October 19,
        1983, (File No. 1-8591) with the Commission are hereby incorporated herein by reference.

(10)(a)*The Company's Compensation Plan for Execu-tives, included as Exhibit (3)(10)(b) to the Company's Form 8-B filed October 19, 1983, with the Commission is hereby incorporated herein by reference.

    (b)*The description of the Company's Performance
        Incentive Bonus Program, included in the Company's definitive Proxy Statement filed May
        12, 1988, with the Commission, is hereby incorporated herein by reference.

    (c)*The Company's Senior Executive Benefits
        Program, as amended, included as Exhibit (19) to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 1988, is hereby incorporated herein by reference.

    (d)*The Company's 1983 Deferred Compensation
        Agreement, included as Exhibit (3)(10)(f) to the Company's Form 8-B filed October 19,
        1983, with the Commission, is hereby
        incorporated herein by reference.

    (e)*The Company's 1982 Deferred Compensation
        Agreement, included as Exhibit 10(g) to the Company's Annual Report on Form 10-K for the year ending December 31, 1984, File No. 1-






        8591, is hereby incorporated herein by
        reference.

    (f)*The Company's Split Dollar Life Insurance






        Plan, included as Exhibit 10(h) to the
        Company's Annual Report on Form 10-K for the year ending December 31, 1985, File No. 1-
        8591, is hereby incorporated herein  by
        reference.

    (g)*The Company's 1993 Restricted Stock Purchase
        Plan for Employees, included as Exhibit A to the Company's definitive Proxy Statement dated
        May 25, 1993 is hereby incorporated herein by reference.

    (h)*The Company's 1993 Restricted Stock Purchase
        Plan for Directors, included as Exhibit B to the Company's definitive Proxy Statement dated
        May 25, 1993, is hereby incorporated herein by reference.

    (i)*Employment Agreement, dated as of November 18,
        1988, by and between Harry E. Figgie, Jr. and
        Figgie International Inc., included as Exhibit
        10 (k) to the Company's Annual Report on Form
        10-K for the year ending December 31, 1988, is hereby incorporated herein by reference.

    (j)*Form of Agreement, dated as of May 1, 1989, among the Company and corporate officers and department heads who report to the Company's
        Chief Executive Officer, included as Exhibit






        10.1 to the Company's Quarterly Report on Form
        10-Q for the quarter ending March 31, 1991, is hereby incorporated herein by reference.

    22.Subsidiaries of the Company.             78-79







    24.Consent of experts.                         80


(b) Reports on Form 8-K

        The Company filed no current reports on Form
        8-K  during the fourth quarter of 1993.
































* Management contracts or compensatory plans filed pursuant to Item 14(c).